1st Quarter Fiscal 2027 Earnings Presentation November 4, 2026 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost- effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; our ability to regain and maintain compliance with NYSE listing standards; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; failure to market and sell Medicare plans effectively or in compliance with laws; and other factors related to our pharmacy business, including manufacturing or supply chain disruptions, access to and demand for prescription drugs, changes in reimbursement rates under our contracts with pharmacy benefit managers, and regulatory changes or other industry developments that may affect our pharmacy operations. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA, which, when presented on a consolidated basis, is a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to any similarly titled measure presented by other companies. We define Adjusted EBITDA as net income (loss) plus interest expense, income taxes, depreciation and amortization, changes in fair value of warrant liabilities, and certain add-backs for non-cash or non-recurring expenses, including restructuring, loss on property, equipment and software, and share-based compensation expenses. The most directly comparable GAAP measure for Adjusted EBITDA is net income (loss). We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors in understanding and evaluating our operating performance, establishing budgets, and developing operational goals for managing our business. In particular, we believe that excluding the impact of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measure, please see today’s press release. A reconciliation of the differences between Adjusted EBITDA and its most directly comparable GAAP financial measure, net income (loss), is set forth below on slide 12. The Company is unable to provide a quantitative reconciliation of forward-looking Adjusted EBITDA to its most directly comparable GAAP measure without unreasonable effort because it is not possible to predict certain items included in the calculation of such GAAP measure, including the fair value of outstanding warrants to purchase shares of the Company's common stock. The unavailable information could have a significant impact on the Company's GAAP financial results. Disclaimer 2

1Q Earnings Highlights Consolidated • Adjusted EBITDA* ahead of internal forecasts and $15 million higher year-over-year • Revenue declined 15% year-over-year, primarily driven by IRA impacts to Healthcare Services revenue • Clear path to improved efficiency and profitability resulting from strategic investments in technology and AI • Strong start to AEP with heightened customer engagement and agent productivity • On track to deliver $60 million+ in operating cash flow Senior • Another season of elevated plan disruption fueling strong beneficiary engagement • Adjusted EBITDA of $(12) million, $9 million improvement year-over-year, reflecting prudent AEP investment Healthcare Services • Adjusted EBITDA up 56% year-over-year to $11 million • Revenue was down year-over-year, in line with expectations, primarily due to the Inflation Reduction Act • Profitability per SelectRx member increased 60% year-over-year 3 *See "Non-GAAP Financial Measures" section on slide 2

# Well Prepared for Another Dynamic AEP

## Market Backdrop

### Benefit Disruption

While carriers are making progress toward their MA profitability targets, we anticipate another AEP of beneficiary disruption

### Policy Terminations

Plan terms and benefit curtailment elevated again this year

### Growth Areas

Growth focus areas include HMOs, SNPs and Geo-specific

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## Agile Sales Function

- Agent-led model and technology driving robust **customer engagement** to start AEP
- Strong **tenured agent mix**
- **Poised for growth** when opportunities present themselves

## Focus on Retention

- Building upon prior year's successful **customer engagement campaigns** to help beneficiaries understand plan changes
- **Re-shopping beneficiaries** when appropriate
- Building upon FY26's **33% recapture** results

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# Scalable AI Infrastructure Driving Tangible Results

**Technology and AI power efficiency across the business model**

## Efficiency & Training

- AI handles call screening and routing
- Real-time coaching supports agents during live calls leading to an improved beneficiary experience
- Post-call scorecards turn conversations into training insights

**100%**

of agent calls transcribed by AI for real-time coaching and post-call scorecards

## Agent Productivity

- Voice AI streamlines Medicare enrollment
- Automation frees up valuable agent time, accelerating productivity and overall velocity of the business
- Human oversight stays built into the process

**200k+**

unique calls screened through Voice AI in 1Q

## Healthcare Services

- Voice AI leads to 20% faster enrollment with higher enrollment rates
- In-house technology powers pharmacy operations
- Pharmacy Management System is live and shipping prescriptions, helping drive increased efficiency

**~20%**

reduction in Healthcare Services enrollment call time through voice AI, with higher enrollment rates

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*See "Non-GAAP Financial Measures" section on slide 2 Revenue $MM Adjusted EBITDA* $MM Consolidated Financial Summary $329 $280 1Q26 1Q27 $(32) $(17) 1Q26 1Q27 6 Commentary • Revenue reflects impact of Inflation Reduction Act as well as prudent Senior investment • 1Q historically an investment quarter leading into AEP and OEP selling seasons • Adjusted EBITDA* improved $15 million year-over-year primarily attributable to improved Healthcare Services profitability and reduced Senior investment leading into AEP

Revenue $MM Adjusted EBITDA $MM Senior Financial Summary $59 $51 1Q26 1Q27 $(21) $(12) 1Q26 1Q27 7 • Revenue decline reflects strategically smaller agent class heading into AEP • Adjusted EBITDA improvement driven by continued operational efficiencies throughout the Senior sales funnel • Trailing-twelve-month Adjusted EBITDA of $157 million compared to the prior year period of $133 million Commentary

Revenue $MM Adjusted EBITDA $MM Healthcare Services Financial Summary $221 $186 1Q26 1Q27 $7 $11 1Q26 1Q27 8 • Adjusted EBITDA margins nearly doubled, reflecting the increased operational efficiencies alongside a maturing membership base and stabilized reimbursements • Profitability per SelectRx member* of $108 in 1Q'27 compared to $67 in 1Q'26 • Accelerating enrollment velocity positions SelectRx to efficiently onboard new members during AEP & OEP Commentary 3% 6%Margin: *Profitability per member is calculated as Healthcare Services divisional Adjusted EBITDA for the period divided by average members, represented by the mean of ending membership in the prior period and ending membership in the current period.

Revenue $MM Adjusted EBITDA $MM Life Financial Summary $47 $43 1Q26 1Q27 $6 $7 1Q26 1Q27 9 • Adjusted EBITDA margins improved more than 500 bps year-over-year • Revenue decline reflects a decrease in Final Expense agent head count year-over- year Commentary 12% 17%Margin:

$(12) $32 FY25A FY26A FY27E Operating Cash Flow $MM $60+ Cash Flow Growth in FY27 • Increasing operational and cost efficiency through technology leverage • PBM stability maintained through multi-year contract • Ramping SelectRx profitability driven by the Olathe, Kansas facility Commentary 10

Supplemental Information 11

Reconciliation of Non-GAAP Measure Reconciliation of Net Loss to Adjusted EBITDA 1Q FY (in thousands) 2027 2026 Net loss $ (20,301) $ (30,459) Share-based compensation expense 2,731 4,327 Transaction and severance costs 3,851 185 Depreciation and amortization 4,460 4,300 Loss on disposal of property, equipment, and software, net 74 — Change in fair value of warrants (12,573) (15,036) Interest expense, net 10,966 11,808 Income tax benefit (6,216) (7,204) Adjusted EBITDA $ (17,008) $ (32,079) 12

SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (877) 678-4086 Investor Relations investorrelations@selectquote.com 13